PROPERTY AND EQUIPMENT NET (Tables)	6 Months Ended
Jun. 30, 2021
PROPERTY AND EQUIPMENT NET
Schedule of Property and equipment
	June 30, 2021	December 31, 2020
	(Unaudited)
Transportation vehicles	$235,424	$232,957
Electronic equipment	96,589	94,335
Office equipment and furniture	9,444	8,128
Subtotal	341,457	335,420
Less: accumulated depreciation	(299,707)	(286,272)
Property and equipment, net	$41,750	$49,148